Exhibit 99.2 Third Quarter 2022

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes, adjusted operating expenses, return on net tangible assets, and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense.

3 Adjustments • $16.3M in Q3 2022 and $15.7M in Q3 2021 of amortization expense from mergers and acquisitions • $2.6M in Q3 2022 and $5.0M in Q3 2021 of net legal accrual reversals • $2.3M in Q3 2021 of transaction fees related to UTXL and ACT • $1.0M in Q3 2021 of write-off of deferred debt 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation KNX Q3 2022 Comparative Results 1,642 1,897 3Q21 3Q22 Total Revenue + 15.5% 1,511 1,650 3Q21 3Q22 Revenue xFSC + 9.2% 270 265 3Q21 3Q22 Operating Income (1.7%) 283 279 3Q21 3Q22 Adj. Operating Inc. 1 (1.4%) 206 195 3Q21 3Q22 Net Income (5.5%) 217 205 3Q21 3Q22 Adj. Net Income 1 (5.6%) $1.23 $1.21 3Q21 3Q22 Earnings Per Share (1.6%) $1.30 $1.27 3Q21 3Q22 Adj. EPS 1 (2.3%) In m ill io ns Continued growth with strong margins In m ill io ns In m ill io ns

4 Truckload 981.5 57.3 % LTL 224.2 13.1 % Logistics 247.3 14.4 % Intermodal 132.9 7.8 % Other 128.1 7.5% 1714 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes intersegment transactions 3 Includes 7,952 trailers related to leasing activities recorded within our non-reportable operating segments for the third quarter of 2022 Truckload Q3 2022 YTD 2022 Revenue xFSR 2 $ 967.8 M $ 2,890.8 M Adjusted Op Income 1 $ 176.1 M $ 588.2 M Adjusted OR 1 81.8% 79.7% ~ 13,455 irregular and 4,741 dedicated tractors ~ 75,432 trailers 3 Intermodal Q3 2022 YTD 2022 Revenue 2 $ 130.8 M $ 372.8 M Adjusted Op Income 1 $ 12.8 M $ 42.2 M Adjusted OR 1 90.2% 88.7% ~ 628 tractors, 12,138 containers Logistics Q3 2022 YTD 2022 Revenue 2 $ 210.0 M $ 737.5 M Adjusted Op Income 1 $ 27.8 M $ 111.8 M Adjusted OR 1 86.8% 84.8 % Less-than-Truckload Q3 2022 YTD 2022 Revenue xFSR $ 224.4 M $ 663.3 M Adjusted Op Income 1 $ 34.9 M $ 113.0 M Adjusted OR 1 84.5% 83.0% ~ Approximately 100 Service Centers ~ Terminal door count over 4,300 Q3 2022 Revenue Diversification Truckload 58% LTL 13% Logistics 13% Other 8% Intermodal 8% Segment Overview Significant contributions from each segment OTR 43% / Dedicated 15%

5 • 81.8% Adjusted Operating Ratio1 in Q3 2022 compared to 77.8% the previous year • 14.9% year-over-year decrease in Adjusted Operating Income1 • Largest truckload trailer fleet continues to grow and now exceeds 75,000 • Improving miles per tractor; Q3 2022 decreased 4.2% compared to a decrease of 6.6% in Q2 2022 • 18,196 average tractors compared to 18,055 in Q2 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Truckload Operating Statistics Q3 2022 Q3 2021 Change Average revenue per tractor $53,186 $52,231 1.8 % Average tractors 18,196 17,867 1.8 % Average trailers 75,432 60,361 25.0 % Miles per tractor 19,391 20,233 (4.2%) Truckload Financial Metrics Q3 2022 Q3 2021 Change (Dollars in thousands) Revenue xFSC $967,769 $933,205 3.7 % Operating income $175,802 $206,543 (14.9%) Adjusted Operating Income 1 $176,126 $206,866 (14.9%) Operating ratio 84.9% 80.2% 470 bps Adjusted Operating Ratio 1 81.8% 77.8% 400 bps Operating Performance - Truckload Truckload continuing to generate industry leading margins

6 • 84.5% Adjusted Operating Ratio1 in Q3 2022 • $34.9M of Adjusted Operating Income1 • 9.3% increase in LTL Revenue xFSC per shipment compared to Q3 2021 • 15.5% increase in revenue xFSR per hundredweight compared to Q3 2021 • Expect to grow door count by 125 across 4 new or expanded locations in the fourth quarter • Preserve the brands while connecting the networks; expected completion Q4 2022 LTL Operating Statistics Q3 2022 Q3 2021 Change LTL shipments per day 18,809 16,430 14.5 % LTL weight per shipment 1,052 1,111 (5.3%) LTL revenue xFSR per hundredweight $14.37 $12.44 15.5 % LTL revenue xFSR per shipment $151.07 $138.27 9.3% 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. LTL Financial Metrics Q3 2022 Q3 2021 Change (Dollars in thousands) Revenue xFSC $224,443 $167,900 33.7 % Operating income $30,859 $17,469 76.7 % Adjusted Operating Income 1 $34,891 $20,967 66.4 % Operating ratio 88.9% 90.9% (200 bps) Adjusted Operating Ratio 1 84.5% 87.5% (300 bps) Operating Performance - LTL Delivering sustainable results as we continue to advance integration plans

7 • 86.8% Adjusted Operating Ratio1 during the quarter, an 80 basis point improvement from the prior year • 20.9% Gross margin for Q3 representing a 280 basis point improvement from the prior year • 20.1% year-over-year increase in load count despite a softening spot market • Power-only services remain in high demand with load volumes increasing 33.3% year-over-year 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Operating Statistics Q3 2022 Q3 2021 Change Revenue per load $1,985 $2,513 (21.0%) Gross margin 20.9% 18.1% 280 bps Logistics Financial Metrics Q3 2022 Q3 2021 Change (Dollars in thousands) Revenue ex intersegment $209,964 $221,374 (5.2%) Operating income $27,459 $27,128 1.2 % Adjusted Operating Income 1 $27,794 $27,462 1.2 % Operating ratio 87.0% 88.0% (100 bps) Adjusted Operating Ratio 1 86.8% 87.6% (80 bps) Operating Performance - Logistics Expansive trailer network fueling power-only services load count growth

8 • 16.0% increase in Revenue excluding intersegment transactions • 34.5 % year-over-year improvement in Operating Income • 90.2% operating ratio during Q3 2022 compared with 91.5% the prior year • 27.5% year-over-year increase in average revenue per load • 9.0% reduction in load counts as volumes in the quarter were pressured by an impending labor strike Intermodal Operating Statistics Q3 2022 Q3 2021 Change Average revenue per load $3,699 $2,902 27.5 % Load count 35,354 38,856 (9.0%) Average tractors 628 609 3.1 % Average containers 12,138 10,842 12.0 % Intermodal Financial Metrics Q3 2022 Q3 2021 Change (Dollars in thousands) Revenue ex intersegment $130,777 $112,754 16.0 % Operating income $12,834 $9,544 34.5 % Operating ratio 90.2% 91.5% (130 bps) Operating Performance - Intermodal Growing Revenue and Margin

9 Q3 Non-Reportable Performance: • 56.0% increase in revenue to $139.4M • 96.6% Increase in operating income to $18.5M Since 2019: • Developed Iron Insurance to provide insurance to third party carriers • Developed a more robust equipment leasing program • Expanded warehousing services by acquiring Hayes Warehousing Tapping into New Growth Verticals while Diversifying Revenue is on pace to nearly quadruple since 2019 Actual Projected Op Income (1) 2019 2020 2021 2022 $0M $100M $200M $300M $400M $500M $(100)M $(75)M $(50)M $(25)M $0M $25M $50M $75M (1) 2022 Operating Income includes Q4 projections Non Reportable Revenue and Operating Income Trends • Developed Iron Maintenance to provide shop services to third party carriers • Acquired Eleos to provide in-cab solutions to third party carriers

10 Trucking Intermodal Logistics LTL Non-Reportable 2017 2018 2019 2020 2021 YTD 2022 0% 20% 40% 60% 80% 100% Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 Percent of Adjusted Operating Income 1 Rolling 4 Quarter Adjusted EPS 1 2017 Pro forma historical information includes the results of Swift prior to the 2017 merger. This information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X Diversification Leading to Consistent Performance Continued focus on growing LTL network and less asset intensive services while leveraging core Truckload business

11 TTM Free Cash Flow 2018 - Q3 2022 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 $0M $250M $500M $750M $1,000M $1,250M $1,500M Year-to-Date 2022: • Generated Free Cash Flow1 of $742.5M year-to-date 2022 and $1,029.2M TTM • Increased dividend 20% to $0.12 generating a total return to shareholders of $59.0M • Repurchased $300M of shares • Paid down $395.6M in long-term debt and leases ◦ $209.4M in long-term debt ◦ $114.0M in revolving line of credit ◦ $41.5M in finance lease liabilities ◦ $30.8M operating lease liabilities • Significant available liquidity for M&A opportunities 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. 1 Capital Allocation Strong free cash flow provides flexibility in capital deployment

12 • Growing less asset intensive business ◦ Power Only ◦ Logistics ◦ Iron Services ◦ Warehousing • Acquiring businesses and improving results ◦ Swift 2017 ◦ Abilene 2018 ◦ Hayes 2020 ◦ UTXL 2021 • Expanding existing business ◦ Improving core Truckload business ◦ Building nationwide LTL network ◦ Equipment Leasing 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Adjusted Net Income RONTA FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Q3 2022 TTM 0% 10% 20% 30% 40% $0 $200 $400 $600 $800 $1,000 KNX Creating Value for Shareholders Internal investments and acquisitions have driven a 3Q Return on Net Tangible Assets 1 of 22.4% ◦ AAA Cooper 2021 ◦ MME 2021 ◦ Eleos 2021

13 • Overall consumer demand moderates • Minimal non-contract opportunities • Muted peak season • Strong demand continues for trailer pools • Small carriers continue to exit as a result of lower spot rates and significantly higher operating costs • LTL demand remains stable with continued increases in revenue per hundredweight year- over-year • Labor availability improves for stronger carriers • Inflationary pressures continue for equipment, maintenance, labor and other cost items • Demand for used equipment market weakens as small carriers struggle Market Outlook Q4 2022

14 Expected Adjusted EPS for the full year 2022 now $5.17 - $5.22, a decrease from $5.30 - $5.45 last quarter Q4 2022 Guidance Assumptions • Rates inflect negatively year-over-year as the moderating spot market yields less non-contract opportunities • Stable truck count with typical sequential declines in miles per tractor • Year-over-year increase in LTL revenue and margin, but typical sequential declines • Stable Logistics load volumes with reduced revenue per load and an operating ratio in the mid-to-high 80's • Intermodal margins to remain in the high single digits with volumes improving year-over-year • Continued growth in revenue and operating income in non-reportable • Inflationary pressure in most cost areas including driver pay, maintenance, equipment, and non-driving labor • Equipment gains to be in the range of $10M to $15M • Sequential increase in interest expense due to higher rates • Net Cash Capex for the full year 2022 expected range of $525M - $575M • Approximate tax rate of 25% for the full year 2022 2022 Guidance Revising EPS Outlook; Focus on long-standing excellence in execution

Appendix

Non-GAAP Reconciliation Adjusted Operating Income and Adjusted Operating Ratio 1 2 (Unaudited) Quarter-to-Date September 30, Year-to-Date September 30, 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 1,896,839 $ 1,642,445 $ 5,684,959 $ 4,181,160 Total operating expenses (1,631,398) (1,372,358) (4,795,654) (3,557,699) Operating income $ 265,441 $ 270,087 $ 889,305 $ 623,461 Operating ratio 86.0% 83.6% 84.4% 85.1 % Non-GAAP Presentation Total revenue $ 1,896,839 $ 1,642,445 $ 5,684,959 $ 4,181,160 Truckload fuel surcharge (246,857) (131,873) (692,568) (324,611) Revenue, excluding truckload fuel surcharge 1,649,982 1,510,572 4,992,391 3,856,549 Total operating expenses 1,631,398 1,372,358 4,795,654 3,557,699 Adjusted for: Truckload fuel surcharge (246,857) (131,873) (692,568) (324,611) Amortization of intangibles 3 (16,254) (15,719) (48,635) (39,452) Impairments 4 — — (810) — Legal accruals 5 2,640 5,005 (415) 2,884 Transaction fees 6 — (2,307) — (2,966) Adjusted Operating Expenses 1,370,927 1,227,464 4,053,226 3,193,554 Adjusted Operating Income $ 279,055 $ 283,108 $ 939,165 $ 662,995 Adjusted Operating Ratio 83.1% 81.3% 81.2% 82.8%

Non-GAAP Reconciliation Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of ACT and its subsidiary prior to its acquisition by Knight-Swift on July 5, 2021 in accordance with the accounting treatment applicable to the transaction. The reported results do not include the results of operations of MME and its subsidiaries prior to its acquisition by Knight-Swift on December 6, 2021 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the July 5, 2021 ACT acquisition and other acquisitions. 4 "Impairments" reflects the non-cash impairment of building improvements (within our non-reportable segments). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • During the second and third quarters of 2022, the Company decreased the estimated exposure related to certain accrued legal matters previously identified as probable and estimable in prior periods based on recent settlement agreements. Additional 2022 legal costs relate to certain lawsuits arising from employee and contract related matters. • Third quarter 2021 reversal related to an accrued legal matter previously identified as probable in 2019. This was based on the recent decision of the appellate court, resulting in a change to a remote likelihood that a loss was incurred. Additional 2021 legal costs relate to certain class action lawsuits arising from employee and contract related matters. 6 "Transaction Fees" consisted of legal and professional fees associated with the acquisitions of UTXL and ACT. The transaction fees are included within "Miscellaneous operating expenses" in the condensed statements of comprehensive income.

Non-GAAP Reconciliation Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter-to-Date September 30, Year-to-Date September 30, 2022 2021 2022 2021 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 194,795 $ 206,178 $ 622,624 $ 488,772 Adjusted for: Income tax expense attributable to Knight-Swift 65,679 61,059 206,943 158,171 Income before income taxes attributable to Knight-Swift 260,474 267,237 829,567 646,943 Amortization of intangibles 3 16,254 15,719 48,635 39,452 Impairments 4 — — 810 — Legal accruals 5 (2,640) (5,005) 415 (2,884) Transaction fees 6 — 2,307 — 2,966 Write-off of deferred debt issuance costs 7 — 1,024 — 1,024 Adjusted income before income taxes 274,088 281,282 879,427 687,501 Provision for income tax expense at effective rate (69,121) (64,202) (219,408) (167,990) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 204,967 $ 217,080 $ 660,019 $ 519,511 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight- Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 "Write-off of deferred debt issuance costs" is included within "Other (expense) income, net" in the condensed consolidated statements of comprehensive income for 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September 2021.

Non-GAAP Reconciliation Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter-to-Date September 30, Year-to-Date September 30, 2022 2021 2022 2021 GAAP: Earnings per diluted share $ 1.21 $ 1.23 $ 3.80 $ 2.93 Adjusted for: Income tax expense attributable to Knight-Swift 0.41 0.37 1.26 0.95 Income before income taxes attributable to Knight-Swift 1.61 1.60 5.07 3.88 Amortization of intangibles 3 0.10 0.09 0.30 0.24 Impairments 4 — — — — Legal accruals 5 (0.02) (0.03) — (0.02) Transaction fees 6 — 0.01 — 0.02 Write-off of deferred debt issuance costs 7 — 0.01 — 0.01 Adjusted income before income taxes 1.70 1.68 5.37 4.12 Provision for income tax expense at effective rate (0.43) (0.38) (1.34) (1.01) Non-GAAP: Adjusted EPS $ 1.27 $ 1.30 $ 4.03 $ 3.11 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 "Write-off of deferred debt issuance costs" is included within "Other (expense) income, net" in the condensed consolidated statements of comprehensive income for 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September 2021.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date September 30, Year-to-Date September 30, Truckload Segment 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 1,160,735 $ 1,041,332 $ 3,430,075 $ 2,990,137 Total operating expenses (984,933) (834,789) (2,842,860) (2,456,654) Operating income $ 175,802 $ 206,543 $ 587,215 $ 533,483 Operating ratio 84.9% 80.2% 82.9% 82.2 % Non-GAAP Presentation Total revenue $ 1,160,735 $ 1,041,332 $ 3,430,075 $ 2,990,137 Fuel surcharge (192,685) (107,867) (538,277) (300,605) Intersegment transactions (281) (260) (1,016) (953) Revenue, excluding fuel surcharge and intersegment transactions 967,769 933,205 2,890,782 2,688,579 Total operating expenses 984,933 834,789 2,842,860 2,456,654 Adjusted for: Fuel surcharge (192,685) (107,867) (538,277) (300,605) Intersegment transactions (281) (260) (1,016) (953) Amortization of intangibles 2 (324) (323) (971) (971) Adjusted Operating Expenses 791,643 726,339 2,302,596 2,154,125 Adjusted Operating Income $ 176,126 $ 206,866 $ 588,186 $ 534,454 Adjusted Operating Ratio 81.8% 77.8% 79.7% 80.1% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date September 30, Year-to-Date September 30, LTL Segment 2 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 278,615 $ 191,906 $ 817,587 $ 191,906 Total operating expenses (247,756) (174,437) (716,584) (174,437) Operating income $ 30,859 $ 17,469 $ 101,003 $ 17,469 Operating ratio 88.9% 90.9% 87.6% 90.9 % Non-GAAP Presentation Total revenue $ 278,615 $ 191,906 $ 817,587 $ 191,906 Fuel surcharge (54,172) (24,006) (154,291) (24,006) Revenue, excluding fuel surcharge 224,443 167,900 663,296 167,900 Total operating expenses 247,756 174,437 716,584 174,437 Adjusted for: Fuel surcharge (54,172) (24,006) (154,291) (24,006) Amortization of intangibles 3 (4,032) (3,498) (11,972) (3,498) Adjusted Operating Expenses 189,552 146,933 550,321 146,933 Adjusted Operating Income $ 34,891 $ 20,967 $ 112,975 $ 20,967 Adjusted Operating Ratio 84.5% 87.5% 83.0% 87.5% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT and MME acquisitions.

Non-GAAP Reconciliation Quarter-to-Date September 30, Year-to-Date September 30, Logistics Segment 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 210,673 $ 226,338 $ 741,374 $ 511,962 Total operating expenses (183,214) (199,210) (630,565) (462,901) Operating income $ 27,459 $ 27,128 $ 110,809 $ 49,061 Operating ratio 87.0% 88.0% 85.1% 90.4 % Non-GAAP Presentation Total revenue $ 210,673 $ 226,338 $ 741,374 $ 511,962 Intersegment transactions (709) (4,964) (3,920) (12,699) Revenue, excluding intersegment transactions 209,964 221,374 737,454 499,263 Total operating expenses 183,214 199,210 630,565 462,901 Adjusted for: Intersegment transactions (709) (4,964) (3,920) (12,699) Amortization of intangibles 2 (335) (334) (1,003) (431) Adjusted Operating Expenses 182,170 193,912 625,642 449,771 Adjusted Operating Income $ 27,794 $ 27,462 $ 111,812 $ 49,492 Adjusted Operating Ratio 86.8% 87.6% 84.8% 90.1 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP cash flows from operations to non-GAAP Free Cash Flow. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter-to-Date September 30, Year-to-Date September 30, Intermodal Segment 2022 2021 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 130,777 $ 112,801 $ 372,870 $ 335,245 Total operating expenses (117,943) (103,257) (330,694) (316,432) Operating income $ 12,834 $ 9,544 $ 42,176 $ 18,813 Operating ratio 90.2% 91.5% 88.7% 94.4 % Non-GAAP Presentation Total revenue $ 130,777 $ 112,801 $ 372,870 $ 335,245 Intersegment transactions — (47) (47) (226) Revenue, excluding intersegment transactions 130,777 112,754 372,823 335,019 Total operating expenses 117,943 103,257 330,694 316,432 Adjusted for: Intersegment transactions — (47) (47) (226) Adjusted Operating Expenses 117,943 103,210 330,647 316,206 Adjusted Operating Income $ 12,834 $ 9,544 $ 42,176 $ 18,813 Adjusted Operating Ratio 90.2% 91.5% 88.7% 94.4% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP cash flows from operations to non-GAAP Free Cash Flow.

Non-GAAP Reconciliation Return on Net Tangible Assets 1 (Unaudited) September 30, 2022 2021 (Dollars in thousands) Total Assets $ 10,747,367 $ 10,354,982 Adjusted for: Intangible assets, net (1,782,452) (1,793,924) Goodwill (3,518,589) (3,461,898) Tangible Assets $ 5,446,326 $ 5,099,160 Total Liabilities $ 3,930,754 $ 4,049,542 Adjusted for: Revolving line of credit, finance lease obligations, and long-term debt (1,599,292) (1,824,844) Accounts receivable securitization (278,649) (278,428) Deferred income tax liabilities (878,167) (856,926) Non-Interest Bearing Liabilities, excluding deferred income tax liabilities $ 1,174,646 $ 1,089,344 Net Tangible Assets $ 4,271,680 $ 4,009,816 Average Net Tangible Assets $ 4,140,748 Adjusted Net Income - TTM September 30, 2022 $ 928,689 Return on Net Tangible Assets 22.4% 1 Pursuant to the requirements of Regulation G, this table reconciles Total Assets and Total Liabilities to Average Net Tangible Assets.

Non-GAAP Reconciliation Adjusted Income Before Income Taxes and Adjusted Net Income 1 2 (Unaudited) Year-to-Date September 30, 2022 Year-to-Date December 31, 2021 Year-to-Date September 30, 2021 TTM September 30, 2022 (Dollars in thousands) GAAP: Net income attributable to Knight-Swift $ 622,624 743,388 488,772 877,240 Adjusted for: Income tax expense attributable to Knight-Swift 206,943 230,887 158,171 279,659 Income before income taxes attributable to Knight-Swift 829,567 974,275 646,943 1,156,899 Amortization of intangibles 3 48,635 55,299 39,452 64,482 Impairments 4 810 299 — 1,109 Legal accruals 5 415 (2,481) (2,884) 818 Transaction fees 6 — 4,445 2,966 1,479 Write-off of deferred debt issuance costs 7 — 1,024 1,024 — Adjusted income before income taxes 879,427 1,032,861 687,501 1,224,787 Provision for income tax expense at effective rate (219,408) (244,680) (167,990) (296,098) Non-GAAP Adjusted Net Income Attributable to Knight Swift $ 660,019 $ 788,181 $ 519,511 $ 928,689 1 Pursuant to the requirements of Regulation G, this table reconciles Knight-Swift's GAAP Income before income taxes to Knight-Swift's non-GAAP Adjusted Income before Income Taxes and Adjusted Net Income. 2 The reported results do not include the results of operations of ACT and its subsidiary prior to its acquisition by Knight-Swift on July 5, 2021 in accordance with the accounting treatment applicable to the transaction. The reported results do not include the results of operations of MME and its subsidiaries prior to its acquisition by Knight-Swift on December 6, 2021 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the July 5, 2021 ACT acquisition, and other acquisitions. 4 "Impairments" reflects the following non-cash impairments: • First quarter 2022 impairment reflects the non-cash impairment of building improvements (within our non-reportable segments). • 2021 impairments related to certain revenue equipment held for sale (within the non-reportable segments and the Truckload segment). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • During the second and third quarters of 2022, the Company decreased the estimated exposure related to certain accrued legal matters previously identified as probable and estimable in prior periods based on recent settlement agreements. Additional 2022 legal costs relate to certain lawsuits arising from employee and contract related matters. • Third quarter 2021 reversal related to an accrued legal matter previously identified as probable in 2019. This was based on the recent decision of the appellate court, resulting in a change to a remote likelihood that a loss was incurred. Additional 2021 legal costs relate to certain class action lawsuits arising from employee and contract related matters. 6 "Transaction fees consist of legal and professional fees associated with the acquisitions of UTXL, ACT, and MME. The transaction fees are included within "Miscellaneous operating expense" in the condensed consolidated statements of comprehensive income. 7 "Write-off of deferred debt issuance costs" is included within "Other (expense) income, net" in the condensed consolidated statements of comprehensive income for 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September 2021.

Non-GAAP Reconciliation Free Cash Flow 1 (Unaudited) Year-to-Date September 30, 2022 Year-to-Date December 31, 2021 Year-to-Date September 30, 2021 TTM September 30, 2022 GAAP: Cash flows from operations $ 1,099,195 $ 1,190,153 $ 817,524 $ 1,471,824 Adjusted for: Proceeds from sale of property and equipment, including assets held for sale 139,545 252,080 192,454 199,171 Purchases of property and equipment (496,237) (534,096) (388,518) (641,815) Non-GAAP: Free cash flow $ 742,503 $ 908,137 $ 621,460 $ 1,029,180 1 Pursuant to the requirements of Regulation G, this table reconciles cash flows from operations to Free Cash Flow.